UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2024

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed on a Current Report on Form 8-K filed by BuzzFeed, Inc. (the “Company”) on on June 2, 2023, on May 31, 2023, the Company received a letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the previous 30 consecutive business days, the bid price for the Company’s Class A common stock had closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until November 27, 2023, to regain compliance with the Bid Price Requirement. The Company did not regain compliance with the Bid Price Requirement on or before November 27, 2023. However, as previously disclosed on a Current Report on Form 8-K filed by the Company on on November 29, 2023, upon receipt of both the Company’s application to transfer from The Nasdaq Global Market to The Nasdaq Capital Market and a written notification by the Company of its intent to regain compliance with the Bid Price Requirement, including by effecting a reverse stock split, if necessary, the Staff notified the Company in a letter dated November 28, 2023, that the Company was eligible for an additional 180-day period, or until May 28, 2024, to regain compliance.
As previously disclosed on a Current Report on Form 8-K filed by the Company on May 2, 2024, the Company effected a reverse stock split of the Company's common stock at a ratio of one-for-four (1-for-4), effective as of 12:01 a.m., Eastern Time, on May 6, 2024.
As of May 17, 2024, the closing bid price of the Company’s Class A common stock has been over $1.00 per share for a minimum of 10 consecutive business days. On May 20, 2024, Nasdaq confirmed that the Company had regained compliance with the Bid Price Requirement and that this matter is now closed.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	5/20/2024
BuzzFeed, Inc.

		By:	/s/ David Arroyo
Name: David Arroyo
Title: Chief Legal Officer